SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):             September 13, 1996



                         WRIGHT MEDICAL TECHNOLOGY, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


       33-69286                                         62-1532765
(Commission File Number)                   (I.R.S. Employer Identification No.)

5677 Airline Road, Arlington, Tennessee                                    38002
(Address of Principal Executive Offices)                              (Zip Code)


                                  901-867-9971
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable.
          (Former Name or Former Address, if Changed Since Last Report)








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Item 5.           Other Events.

         On September 13, 1996, the Registrant replaced its Revolving Credit Agreement, dated September 30, 1993, between the Registrant and Heller Financial, Inc. with a Loan and Security Agreement, dated as of September 13, 1996 (the "Loan and Security Agreement"), by and among the Registrant, as borrower, Wright Medical Technology Canada Ltd., as guarantor, the lenders named therein and Sanwa Business Credit Corporation, as agent and lender. A copy of the Loan and Security Agreement is attached hereto as Exhibit 10.24.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WRIGHT MEDICAL TECHNOLOGY, INC.


                                     By: /S/Richard D. Nikolaev
                                         Richard D. Nikolaev
                                         President and Chief Executive Officer

Date: September 13, 1996.



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                                  EXHIBIT INDEX

         10.24 Loan and Security Agreement, dated as of September 13, 1996, by and among the Registrant, as borrower, Wright Medical Technology Canada Ltd., as guarantor, the lenders named therein and Sanwa Business Credit Corporation, as agent and lender.